Loan No. 07-0004017

                              SENIOR HOUSING RIDER

     THIS SENIOR HOUSING RIDER is attached to and made a part of that certain Loan Agreement dated as of the 26th day of August, 2002, among EMERITUS
PROPERTIES XIV, LLC, a Washington limited liability company, ("BORROWER"), EMERITUS CORPORATION, a Washington corporation ("MANAGER") and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation (Heller Healthcare Finance, Inc. and its successors and assigns are hereinafter referred to as "LENDER"). To the extent of any conflict between the terms and provisions of this Rider and the terms and provisions of the Loan Agreement, the terms and provisions of this Rider shall govern and control the rights and obligations of the parties; provided, however, in any event, the obligations and covenants of Borrower and Manager set forth herein shall be subject to the notice and cure periods set forth in Section 7.1(c) of the Loan Agreement.
R-1. All capitalized terms not defined in this Rider shall have the meanings ascribed to such terms as set forth in the Loan Agreement.
R-2. The following representations, warranties and covenants are hereby added to the representations, warranties and covenants contained in the Loan Agreement.
Each Borrower represents, covenants, and warrants, as of the date hereof and through the term of Loan, as follows:
(a) Borrower, together with Manager, is using and operating the Property and Improvements (collectively, the "FACILITY") as an assisted and/or independent senior housing facility, the Facility having the number of units set forth on Exhibit A to the Loan Agreement (as modified from time to time with Lender's consent, which consent shall not be unreasonably withheld, the "LICENSED USE"). As of the date hereof, in connection with the operation of the Facility, Manager and Borrower comply, and throughout the term of the Loan will comply, with all federal, state and local laws, regulations, quality and safety standards, accreditation standards and requirements of the applicable state department of health or other applicable state regulatory agency (each a "DOH") and all other federal, state or local governmental authorities including, to the extent applicable to the Facility, those relating to the quality and adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies, additions to facilities and services and fee splitting. The Facility shall be operated at all times in compliance with such laws and requirements. Notwithstanding anything to the contrary set forth herein, neither Borrower nor Manager shall be deemed to be in default under this clause (a) in the event it is cited for minor deficiencies during the course of licensure or certification surveys and the same are corrected within thirty (30) days, or so long as Borrower or Manager, as applicable, is diligently pursuing a cure, such longer period as is required to correct such deficiency, and provided further that Borrower or Manager delivers to Lender evidence that the DOH has approved such cure in its ordinary course of review of the Facility.
(b)     All  governmental  licenses,  permits,  regulatory  agreements  or other approvals or agreements necessary or desirable for the Licensed Use of the Facility are held by Borrower or Manager in the name of the Borrower or Manager as required under applicable law and are in full force and effect, including, if required, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the DOH for the requisite number of units in the Facility, and a provider agreement or other required documentation of approved provider status for each provider payment or reimbursement program listed in Exhibit R-1 hereto, if applicable. All required permits, certificates, licenses and governmental approvals necessary for operation of the Facility for the Licensed Use are listed on Exhibit R-1 hereto (collectively, the "LICENSES"). So long as the Loan remains outstanding, Borrower (and Manager) shall operate the Facility or cause the Facility to be operated in a manner such that the Licenses shall remain in full force and effect. True and complete copies of the Licenses have been delivered to Lender.
(c) The Licenses for the Facility, including without limitation, if applicable, the CON:
(i)     May  not  be,  and  have  not  been,  and will not be transferred to any location  other  than  the  Facility;
(ii) Are not now and will not be pledged as collateral security for any other loan or indebtedness; and
(iii) Are held free and will remain free from restrictions or known conflicts which would materially impair the use or operation of the Facility for the Licensed Use, and shall not be provisional, probationary or restricted in any way which would have an adverse affect on the operation of the Facility for the Licensed Use.
(d)     Neither  Borrower  nor  Manager  shall:
(i) Rescind, withdraw, revoke, amend, modify, supplement, or otherwise alter the nature, tenor or scope of the Licenses for the Facility; provided, however, nothing herein shall be construed as prohibiting Borrower or Manager from modifying the Licenses in any manner which will permit Borrower or Manager to provide additional services at the Facility which are not currently offered but which are within the use of the Project at the time this Rider was executed or other uses reasonably incidental thereto;
(ii) Amend or otherwise change the Facility's authorized units capacity and/or the number of units approved by the DOH; except that, subject to Lender's consent, which consent shall not be unreasonably withheld or delayed, a Borrower may change the allocation of units between assisted living and independent living and except that, without Lender's consent but with notice to Lender, Borrower may increase the number of approved beds/units at the Facility unless doing so involves an expenditure which is otherwise subject to Lender's approval under the provisions of the Loan Agreement or one or more of the other Loan Documents, in which case such approval shall be governed by the terms of the other provisions of the Loan Agreement or the applicable Loan Documents;
(iii) Replace or transfer all or any part of the Facility's units or beds to another site or location; or
(iv) Voluntarily transfer or encourage the transfer of any resident of the Facility to any other facility not subject to the Mortgage, unless such transfer is at the request of the resident or is for reasons relating to the health, required level of medical care or safety of the resident to be transferred or for non-payment of stay or as required by applicable law.
(e) If and when Borrower or Manager participates in any Medicare or Medicaid or other third-party payor program with respect to the Facility, the
Facility will remain in compliance with all requirements for participation in Medicare and Medicaid, including the Medicare and Medicaid Patient Protection Act of 1987, and such other third party payor programs, including any local third-party payor program ("LOCAL PROGRAM"); provided, however, that neither Borrower nor Manager shall be deemed to be in default of its obligations under this clause (e) in the event it is cited for minor deficiencies during the course of licensure or certification surveys and the same are corrected within thirty (30) days (or such longer period as required so long as Borrower or Manager is diligently pursuing correction) in accordance with a plan of correction acceptable to the entity or agency having jurisdiction over the applicable  Medicare,  Medicaid  or  Local  Program;
(f) The Facility will remain in conformance in all material respects with all insurance, reimbursement and cost reporting requirements, and, if applicable, has a current provider agreement which is in full force and effect under Medicare and Medicaid.
(g) There is no, and during the term of the Loan there shall be no threatened, existing or pending revocation, suspension, termination, probation, restriction, limitation, or nonrenewal affecting Borrower, Manager (with respect to its operation of the Facility) or the Facility or any participation or provider agreement with any third-party payor, including Medicare, Medicaid, Local Program, Blue Cross and/or Blue Shield, and any other private commercial insurance managed care and employee assistance program (such programs, the "THIRD-PARTY PAYORS' PROGRAMS") to which Borrower or Manager may presently be subject with respect to the Facility, or at any time hereafter is subject. All Medicaid, Medicare, Local Program, and private insurance cost reports and financial reports submitted by Borrower or Manager, if any, in connection with the ownership or operation of the Facility are and will be materially accurate and complete and have not been and will not be misleading in any material respects. Except as otherwise disclosed in writing to Lender by Borrower prior to the execution of this Rider, no cost reports submitted prior to the date hereof for the Facility remain open or unsettled.
(h) None of Borrower, Manager (with respect to its operations at the Facility) or the Facility is or will be the subject of any proceeding by any governmental agency, and no notice of any violation has been or will be issued by a governmental agency that would, directly or indirectly, or with the passage of time:
(i) Have a material adverse impact on Borrower's or Manager's ability to accept and/or retain patients at the Facility or operate the Facility for its Licensed Use or result in the imposition of a fine, a sanction, a lower rate certification or a lower reimbursement rate for services rendered to eligible patients at the Facility;
(ii) Modify, limit or annul or result in the transfer, suspension, revocation or imposition of probationary use of any of the Licenses; or
(iii) If applicable, affect Borrower's or Manager's continued participation in the Medicaid or Medicare programs with respect to the operation of any Facility, or the Local Program, or any other of the Third-Party Payors' Programs in which the Facility now or at anytime hereafter participates, or any successor programs thereto, at current rate certifications.
(i) The Facility and the use thereof complies and will continue to comply in all material respects with all applicable local, state and federal building codes, fire codes, health care, senior housing and other regulatory requirements (the "PHYSICAL PLANT STANDARDS") and no waivers of Physical Plant Standards exist at the Facility, except those that are described on Exhibit R-2 attached hereto.
(j)     Except  as  otherwise  disclosed  to  Lender  in  writing  prior  to the execution of this Rider, the Facility has not received a "Level A" (or equivalent) violation, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, Manager (in connection with its operation of the Facility) or Borrower, or against any officer, director, partner, member or stockholder of Manager (in connection with its operation of the Facility), or Borrower by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, Manager's (in connection with its operation of the Facility), or a Borrower's certification for participation in Medicare or Medicaid or the other Third-Party Payors' Programs, if and to the extent the Facility does now participate or has, at any time during such three year period, participated therein.
(k) Except as otherwise disclosed to Lender in writing prior to the execution of this Rider, there are no current, pending or outstanding Medicaid, Medicare or Third-Party Payors' Programs reimbursement audits or appeals pending at the Facility, and there are no years that are subject to audit for which an audit has not yet been conducted.
(l) Except as otherwise disclosed to Lender in writing prior to the execution of this Rider, there are no current or pending Medicaid or Medicare or Third-Party Payors' Programs recoupment efforts at the Facility. Borrower is not a participant in any federal program whereby any governmental agency may have the right to recover funds by reason of the advance of federal funds, including  those  authorized under the Hill-Burton Act (42 U.S.C. 291, et seq.).
(m) Borrower will not pledge its receivables as collateral security for any other loan or indebtedness.
(n) There are no and there will remain no patient or resident care agreements with patients or residents which deviate in any material adverse respect from the form agreements which have been delivered to and approved by Lender pursuant to Section 3.7 of the Loan Agreement.
(o) All patient or resident records at the Facility, including patient or resident trust fund accounts, are true and correct in all material respects, and will remain true and correct in all material respects.
(p) Any agreement relating to the management, and operation of the Facility (each a "MANAGEMENT AND OPERATING AGREEMENT") and the manager thereunder shall be subject to Lender's approval and no Management and Operating Agreement shall be modified, amended or terminated except in accordance with the requirements of the Loan Documents. Under the applicable laws and regulations in effect as of the date hereof, in the event any Management and Operating Agreement is terminated or in the event of foreclosure or other acquisition of the Facility by Lender or its designee or any purchaser at a foreclosure sale, Borrower, Lender, any subsequent manager or any subsequent purchaser need not obtain a CON prior to applying for and receiving Medicare or Medicaid payments.
(q) Borrower shall not, nor shall the Facility or Manager, other than in the normal course of business, change the terms of any of the Third-Party Payors' Programs now or hereinafter in effect or their normal billing payment or reimbursement policies and procedures with respect thereto (including the amount and timing of finance charges, fees and write-offs), where such change would have an adverse affect on the operations at or financial condition of the Facility.
(r) From time to time, upon the request of Lender, regardless of whether or not an Event of Default has occurred hereunder or under the other Loan Documents, Borrower shall, and shall cause Manager to complete, execute and deliver to Lender any applications, notices, documentation, and other information necessary or desirable, in Lender's judgment, to permit Lender or its designee (including a receiver) to obtain, maintain or renew any one or more of the Licenses for the Facility (or to become the owner of the existing Licenses for the Facility) and to the extent permitted by applicable law to obtain any other provider agreements, licenses or governmental authorizations then necessary or desirable for the operation of the Facility by Lender or its designee for its Licensed Use (including, without limitation, any applications for change of ownership of the existing Licenses or change of control of the owner of the existing Licenses). Upon an occurrence of an Event of Default, to the extent permitted by applicable law, (i) Lender is hereby authorized (without the consent of Borrower or Manager) to submit any such applications, notices, documentation or other information which Borrower caused to be delivered to Lender in accordance with the above provisions to the applicable governmental authorities, or to take such other steps as Lender may deem advisable to obtain, maintain or renew any License or other license or governmental authorization in connection with the operation of the Facility for its Licensed Use, and Borrower agrees to cooperate and to cause Manager to cooperate with Lender in connection with the same and (ii) Borrower, upon demand by Lender, shall take any action and cause Manager to take any action necessary or desirable, in Lender's sole judgment, to permit Lender or its designee (including a receiver) to use, operate and maintain the Facility for its Licensed Use. If Borrower fails to comply with the provisions of this subsection (q) for any reason whatsoever,
                                       --------------
Borrower hereby irrevocably appoints Lender and its designee as Borrower's attorney-in-fact, with full power of substitution, to take any action and execute any documents and instruments necessary or desirable in Lender's sole judgment to permit Lender or its designee to undertake Borrower's obligations under this subsection (q), including without limitation, obtaining any licenses
            --------------
or governmental authorizations then required for the operation of the Facility by Lender or its designee for its Licensed Use. The foregoing power of attorney is coupled with an interest and is irrevocable and Lender may exercise its rights thereunder in addition to any other remedies which Lender may have against any Borrower or Guarantor as a result of a Borrower's breach of the obligations  contained  in  this  subsection  (q).
                                  ---------------
(s) Borrower and Manager shall at all times comply with all obligations under the contracts and leases with residents of the Facility, and Borrower shall not commit or permit any default by Borrower or Manager thereunder. Borrower hereby indemnifies and holds harmless Lender and agrees to defend Lender (with counsel reasonably acceptable to Lender) from and against (collectively, the "INDEMNIFIED CLAIMS") any (i) claims, proceedings or causes of action brought by any resident of the Facility, and (ii) loss, damage, cost or expense, including reasonable attorneys' fees, incurred or suffered by Lender as a result of any (x) breach by Borrower or Manager of any contract or lease with a resident of the Facility or (y) violation of any license or any federal, state or local law governing the Facility or the use, operation or maintenance thereof for its Licensed Use.
(t) Notwithstanding the foregoing or any other provision of this Senior Housing Rider to the contrary, if through the exercise of Lender's rights under the Loan Documents or otherwise, Lender or an affiliate of Lender shall take permanent possession and control of the Facility, Borrower shall not be liable to Lender for any Indemnified Claims which first arose after the date ("Transfer Date") Lender or an affiliate of Lender took permanent possession and control of the Facility if (but only if) the following conditions are fully satisfied:
(i) None of Borrower, Guarantor, any Affiliate of Borrower or Guarantor or any agent, employee or contractor of any of the foregoing contributed, by act or omission, to the cause, existence, or occurrence of such Indemnified Claims; and
(ii) The events or state of facts resulting (or with the passage of time eventually permanently resulting) in any such Indemnified Claims did not exist prior to the Transfer Date.

IN WITNESS WHEREOF, Borrower and Manager have executed this Senior Housing Rider or have caused the same to be executed by its duly authorized representatives as of the date first written above.

BORROWER:

EMERITUS  PROPERTIES  XIV,  LLC,  a  Washington  limited  liability  company

By     Emeritus  Corporation,  a  Washington  corporation,  its  sole  member

By       /s/  Raymond  R.  Brandstrom
Name          Raymond  R.  Brandstrom
Its           CFO


MANAGER:

EMERITUS  CORPORATION,  a  Washington  corporation
By           /s/  Raymond  R.  Brandstrom
Name              Raymond  R.  Brandstrom
Its               CFO

                                   EXHIBIT R-1

                                    LICENSES

                                    Attached

                                   EXHIBIT R-2

                                   DISCLOSURES
                                      None.